EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VistaGen Therapeutics, Inc. (the “Company”) for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Shawn K. Singh, JD, the Company’s Principal Executive Officer, and Jerrold D. Dotson, the Company’s Principal Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The Report fully complies with the requirement of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2022

/s/ Shawn K. Singh

Shawn K. Singh

Principal Executive Officer

/s/ Jerrold D. Dotson

Jerrold D. Dotson

Principal Financial Officer